Income Taxes	6 Months Ended
Apr. 30, 2020
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Income Taxes

NOTE 17:  INCOME TAXES

The Canada Revenue Agency (CRA), Revenu Québec Agency (RQA) and Alberta Tax and Revenue Administration (ATRA) are denying certain dividend deductions claimed by the Bank. To date, the CRA has reassessed the Bank for $793 million of income tax and interest for the years 2011 to 2014, the RQA has reassessed the Bank for $6 million for the year 2013, and the ATRA has reassessed the Bank for $33 million for the years 2011 to 2014. In total, the Bank has been reassessed for $832 million of income tax and interest. The Bank expects the CRA, RQA, and ATRA to reassess open years on the same basis. The Bank is of the view that its tax filing positions were appropriate and intends to challenge all reassessments.

Deferred tax assets and liabilities comprise of the following:

Deferred Tax Assets and Liabilities

(millions of Canadian dollars)	As at
	April 30 2020	October 31 2019
Deferred tax assets
Allowance for credit losses	$1,394	$965
Trading loans	50	50
Employee benefits	779	844
Pensions	411	344
Losses available for carry forward	99	95
Tax credits	260	228
Intangibles	19	–

Other	100	88

Total deferred tax assets	3,112	2,614
Deferred tax liabilities
Securities	1,593	527
Land, buildings, equipment, and other depreciable assets	8	242
Deferred (income) expense	48	91
Intangibles	–	40

Goodwill	122	108

Total deferred tax liabilities	1,771	1,008

Net deferred tax assets	1,341	1,606
Reflected on the Consolidated Balance Sheet as follows:
Deferred tax assets	1,623	1,799

Deferred tax liabilities[1]	282	193
Net deferred tax assets	$1,341	$1,606
[1]	Included in Other liabilities on the Interim Consolidated Balance Sheet.